Reclassification	12 Months Ended
Dec. 31, 2018
Reclassification [Abstract]
RECLASSIFICATION
4.	RECLASSIFICATOIN

Certain prior year amounts have been reclassified to conform to the current year presentation. The reclassifications have no effect on the accompanying consolidated financial statements.

The Company reclassified certain loans receivable in its consolidated balance sheet and related interest and fees income in its consolidated statements of operations and comprehensive income (loss). A third party company has been redesignated to a related party on the corresponding loans receivable as of December 31, 2017. As a result, $2,109,780 of loans receivable as a third party was reclassified to related parties at December 31, 2016. The related interest and fees income of approximately $491,080 was also reclassified from third parties for the years ended December 31, 2016.